SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


  Balanced Strategy Fund                 International Fund
  GNMA Trust                             Cornerstone Strategy Fund
  International Fund - Adviser Shares    GNMA Trust - Adviser Shares
  Growth & Tax Strategy Fund             World Growth Fund
  Managed Allocation Fund                Emerging Markets Fund
  World Growth Fund - Adviser Shares     Emerging Markets Fund - Adviser Shares
  Precious Metals and Minerals Fund      Treasury Money Market Trust
  Precious Metals and Minerals Fund - Adviser Shares
  Emerging Markets Fund - Institutional Shares
  Precious Metals and Minerals Fund - Institutional Shares
  International Fund - Institutional Shares

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  08/01/2011             /s/ CHRISTOPHER W. CLAUS
      ________________        ___________________________________
                                    Christopher W. Claus
                                    President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


  Balanced Strategy Fund                 International Fund
  GNMA Trust                             Cornerstone Strategy Fund
  International Fund - Adviser Shares    GNMA Trust - Adviser Shares
  Growth & Tax Strategy Fund             World Growth Fund
  Managed Allocation Fund                Emerging Markets Fund
  World Growth Fund - Adviser Shares     Emerging Markets Fund - Adviser Shares
  Precious Metals and Minerals Fund      Treasury Money Market Trust
  Precious Metals and Minerals Fund - Adviser Shares
  Emerging Markets Fund - Institutional Shares
  Precious Metals and Minerals Fund - Institutional Shares
  International Fund - Institutional Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:    08/01/2011                 /s/ ROBERTO GALINDO, JR.
         ________________          __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer